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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                 APRIL 30, 1999
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                             CATALINA LIGHTING, INC.
             (Exact name of registrant as specified in its charter)

          FLORIDA                            1-9917                           59-1548266
(State or Other Jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification No.)
      Incorporation)

                  18191 N.W. 68TH AVENUE, MIAMI, FLORIDA 33015
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including area code:               (305) 558-4777
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                                 Not applicable
          (Former Name or Former Address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On April 30, 1999, Catalina Lighting, Inc. entered into an agreement with Mr. David M. Moss to settle a potential proxy contest. Copies of the agreement and of the Company's press release are attached as Exhibits 10.167 and 99 to this Form 8-K, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c) Agreement, dated April 30, 1999, among Catalina Lighting, Inc., David M. Moss and DMM Investments Ltd.
                  Text of press release, dated May 3, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CATALINA LIGHTING, INC.
                                            (Registrant)

Dated:  May 3, 1999                   By:      /S/  ROBERT HERSH
                                               ---------------------------------
                                               Robert Hersh
                                               Chairman, President and
                                               Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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  10.167       Agreement, dated as of April 30, 1999, among Catalina Lighting,
               Inc., David M. Moss and DMM Investments Ltd.

    99         Press Release, dated May 3, 1999.

                                       4